UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2016

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amended and Restated 2015 Stock and Stock Option Plan

By unanimous Written Consent dated March 31, 2016, the Board of Directors of the RespireRx Pharmaceuticals Inc. (the “Company”) approved the adoption of the Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan (as amended, the “2015 Plan”). The 2015 Plan increases the number of shares previously available under the 2015 Plan from 250,000,000 to 500,000,000 and substitutes the Company’s new name, “RespireRx Pharmaceuticals Inc.,” for its former name, “Cortex Pharmaceuticals, Inc.,” where such name appears in the 2015 Plan. Previously, on June 30, 2015, the Company’s Board of Directors approved the Cortex Pharmaceuticals, Inc. 2015 Stock and Stock Option Plan (the “Initial 2015 Plan”) with 150,000,000 shares reserved for issuance thereunder. On August 18, 2015, the Board, acting by written consent, amended the Initial 2015 Plan, increasing the number of shares that may be issued under the Initial 2015 Plan from 150,000,000 to 250,000,000. Other than the change in the number of shares available under the plan, and the change to the Company’s name, no other changes were made to the 2015 Plan.

The 2015 Plan provides for the issuance of shares of Company stock, in the form of stock grants and options to directors, officers, employees, consultants and other service providers of the Company. The Company currently does not intend to submit this plan for stockholder approval. Accordingly, the 2015 Plan does not contemplate the issuance of Incentive Stock Options. The foregoing description of the 2015 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2015 Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Award of Common Stock Options

By unanimous Written Consent dated March 31, 2016, the Board of Directors of the Company awarded non-qualified options (i) to purchase 26,500,000 shares of Common Stock of the Company to James S. J. Manuso, (ii) to purchase 24,000,000 shares of Common Stock of the Company to each of Arnold S. Lippa, Jeff E. Margolis and Robert N. Weingarten, and (iii) to purchase 10,000,000 shares of Common Stock of the Company to each of James Sapirstein and Kathryn MacFarlane. The options were awarded as compensation for those individuals through December 31, 2016. The awarded options vest in four equal installments, 25% on March 31, 2016 (the date of grant), 25% on June 30, 2016, 25% on September 30, 2016, and 25% on December 31, 2016, and expire on March 31, 2021. The exercise price of the options of $0.0227 per share is the closing market price of shares of Common Stock of the Company as of the date of issuance. The foregoing description of the options awarded does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Non-Statutory Stock Option Award Agreement under the 2015 Plan, a copy of which is attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed July 8, 2015, and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

A list of exhibits that are filed as part of this report is set forth in the Exhibit Index, which is presented elsewhere in this document, and is incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPIRERX PHARMACEUTICALS INC.
Date: April 6, 2016

	By:	/s/ James S. J. Manuso
James S. J. Manuso
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan.